EXHIBIT 10.75

                            CONSENT AND WAIVER UNDER
                AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

         This CONSENT UNDER AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Agreement") is entered into and effective as of March 7, 2002, by and among Travis Boats & Motors, Inc. ("TRVS"), TBC Arkansas, Inc., Travis Boating Center Arlington, Inc., Travis Boating Center Beaumont, Inc., Travis Boating Center Oklahoma, Inc., Travis Boating Center Tennessee, Inc., Travis Snowden Marine, Inc., Falcon Marine, Inc., Falcon Marine Abilene, Inc., Travis Boating Center Alabama, Inc., Travis Boating Center Louisiana, Inc., Travis Boats & Motors Baton Rouge, Inc., Travis Boating Center Mississippi, Inc., Travis Boating Center Little Rock, Inc., Red River Marine Arkansas, Inc., Shelby Marine Center, Inc., and Shelby Marine Pickwick, LLC (collectively and separately, jointly and severally, referred to as, "Borrower"), and Deutsche Financial Services Corporation ("DFS").

                                    Recitals:

A. Borrowers and Lender are party to that certain Amended and Restated Loan and Security Agreement, dated as of December 14, 2001 (as amended from time to time, the "Loan Agreement").

B. Lender and Borrower have agreed to the provisions set forth herein on the terms and conditions contained herein.

                                    Agreement

         Therefore, in consideration of the mutual agreements herein and other sufficient consideration, the receipt of which is hereby acknowledged, Borrower and the Lender hereby agree as follows:

1. Definitions. All references to the "Agreement" or the "Loan Agreement" in the Loan Agreement and in this Agreement shall be deemed to be references to the Loan Agreement as it may be amended, restated, extended, renewed, replaced, or otherwise modified from time to time. Capitalized terms used and not otherwise defined herein have the meanings given them in the Loan Agreement.

2. Effectiveness of Agreement. This Agreement shall become effective as of March 7, 2002, but only if this Agreement has been executed by Borrower and the Lender.

3. Consent to Transaction.

         3.1. Notwithstanding the terms of Section 10.1 (Change of Name, Etc.) of the Loan Agreement, Lender hereby consents, subject to the conditions contained herein, to:

(A) the execution and performance by TRVS of the Preferred Stock and Warrant Purchase Agreement by and between TRVS and TMRC, L.L.P. a Missouri limited partnership ("Tracker"), substantially in the form provided by counsel for TRVS on March 5, 2002 (the "Stock Purchase Agreement"),

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(B) the  adoption  by TRVS of the  Statement  of  Designations  of 6%  Series  A
Cumulative Convertible Preferred Stock substantially in the form provided by counsel for TRVS on March 5, 2002 (the "Statement of Designation"),

(C) the issuance by TRVS to Tracker of shares of 6% Series A Cumulative Convertible Preferred Stock of Travis Boats & Motors, Inc., substantially as set forth in the Stock Purchase Agreement provided by counsel for TRVS on March 5, 2002,

(D) the issuance by TRVS to Tracker of the Warrant to Purchase Series A Preferred of Travis Boats & Motors, Inc., substantially in the form provided by counsel for TRVS on March 5, 2002 (the "Warrant"), and

(E) upon Tracker's exercise of the Warrant and its related payment of $3,000,000 in cash, TRVS' prepaying in full on approximately June 10, 2002 of all outstanding principal plus accrued interest on TRVS' Convertible Subordinated Promissory Note with Brunswick Corporation, a Delaware corporation, dated December 14, 2001.

         3.2. The foregoing consent is conditioned upon:

(A) TRVS on or before March 31, 2002, selling approximately 21,390 shares of its 6% Series A Cumulative Convertible Preferred Stock ("Series A Stock") to Tracker, for a cash purchase price of approximately $2,139,000 pursuant to the Stock Purchase Agreement and in accordance with the Statement of Designation, and in accordance with any other documents or agreements required by the terms thereof to be executed in connection therewith, and

(B) Transamerica Commercial Finance Corporation ("Transamerica") providing its written consent under its loan documents with the Borrower to the matters set forth above in Section 3.1.

If any of the foregoing conditions are not satisfied (as determined by Lender in
its  commercially  reasonable  discretion),   the  foregoing  consents  will  be
automatically revoked.

4. Representations and Warranties of Borrower. Each Borrower hereby represents and warrants to Lender that (i) such Borrower's execution of this Agreement has been duly authorized by all requisite action of such Borrower, (ii) no consents are necessary from any third parties for such Borrower's execution, delivery or performance of this Agreement, (iii) this Agreement, the Loan Agreement, and each of the other Loan Documents, constitute the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their terms, except to the extent that the enforceability thereof against Borrower may be limited by bankruptcy, insolvency or other laws affecting the enforceability of creditors rights generally or by equity principles of general application, and (iv) after giving effect to this Agreement, there is no Default that has occurred and is continuing which has not been waived in writing by Lender.

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5.  Reaffirmation.  Each Borrower hereby  acknowledges and confirms that (i) the
Loan  Agreement  and the other Loan  Documents  remain in full force and effect,
(ii) such Borrower has no defenses to its obligations under the Loan Agreement and the other Loan Documents, (iii) the Liens of the Lender granted under the Loan Agreement secure all the Obligations, and continue in full force and effect, and have the same priority as before this Agreement, and (iv) such Borrower has no known claim against Lender arising from or in connection with the Loan Agreement or the other Loan Documents.

6. Governing Law. This Agreement has been executed and delivered in St. Louis, Missouri, and shall be governed by and construed under the laws of the State of Missouri without giving effect to choice or conflicts of law principles thereunder.

7. Section Titles. The section titles in this Agreement are for convenience of reference only and shall not be construed so as to modify any provisions of this Agreement.

8. Counterparts; Facsimile Transmissions. This Agreement may be executed in one or more counterparts and on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures to this Agreement may be given by facsimile or other electronic transmission, and such signatures shall be fully binding on the party sending the same.

9. Fees and Expenses. Borrower shall promptly pay to Lender all reasonable fees, expenses and other amounts owing to Lender under the Loan Agreement and the other Loan Documents upon demand, including, without limitation, all reasonable fees, costs and expenses incurred by Lender in connection with the preparation, negotiation, execution, and delivery of this Agreement.

10. Incorporation By Reference. Lender and Borrower hereby agree that all of the terms of the Loan Documents are incorporated in and made a part of this Agreement by this reference.

11. Notice--Oral Commitments Not Enforceable.
The following notice is given pursuant to Section 432.045 of the Missouri Revised Statutes; nothing contained in such notice shall be deemed to limit or modify the terms of the Loan Documents:

         ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

{remainder of page intentionally left blank; signature pages immediately follows}


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         IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first above written.


TRAVIS BOATS & MOTORS, INC., as a Borrower

By:
   -----------------------------------------------------------
Name:
     ---------------------------------------------------------
Title:
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TBC ARKANSAS, INC., as a Borrower

By:
   -----------------------------------------------------------
Name:
     ---------------------------------------------------------
Title:
      --------------------------------------------------------


TRAVIS BOATING CENTER ARLINGTON, INC., as a Borrower

By:
   -----------------------------------------------------------
Name:
     ---------------------------------------------------------
Title:
      --------------------------------------------------------


TRAVIS BOATING CENTER BEAUMONT, INC., as a Borrower

By:
   -----------------------------------------------------------
Name:
     ---------------------------------------------------------
Title:
      --------------------------------------------------------


TRAVIS BOATING CENTER OKLAHOMA, INC., as a Borrower

By:
   -----------------------------------------------------------
Name:
     ---------------------------------------------------------
Title:
      --------------------------------------------------------


TRAVIS BOATING CENTER TENNESSEE, INC., as a Borrower

By:
   -----------------------------------------------------------
Name:
     ---------------------------------------------------------
Title:
      --------------------------------------------------------


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TRAVIS SNOWDEN MARINE, INC., as a Borrower

By:
   -----------------------------------------------------------
Name:
     ---------------------------------------------------------
Title:
      --------------------------------------------------------


FALCON MARINE, INC., as a Borrower

By:
   -----------------------------------------------------------
Name:
     ---------------------------------------------------------
Title:
      --------------------------------------------------------


FALCON MARINE ABILENE, INC., as a Borrower

By:
   -----------------------------------------------------------
Name:
     ---------------------------------------------------------
Title:
      --------------------------------------------------------


TRAVIS BOATING CENTER ALABAMA, INC., as a Borrower

By:
   -----------------------------------------------------------
Name:
     ---------------------------------------------------------
Title:
      --------------------------------------------------------



TRAVIS BOATING CENTER LOUISIANA, INC., as a Borrower

By:
   -----------------------------------------------------------
Name:
     ---------------------------------------------------------
Title:
      --------------------------------------------------------



TRAVIS BOATS & MOTORS BATON ROUGE, INC., as a Borrower

By:
   -----------------------------------------------------------
Name:
     ---------------------------------------------------------
Title:
      --------------------------------------------------------

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TRAVIS BOATING CENTER  MISSISSIPPI, INC., as a Borrower

By:
   -----------------------------------------------------------
Name:
     ---------------------------------------------------------
Title:
      --------------------------------------------------------
TRAVIS BOATING CENTER LITTLE ROCK, INC., as a Borrower

By:
   -----------------------------------------------------------
Name:
     ---------------------------------------------------------
Title:
      --------------------------------------------------------



RED RIVER MARINE ARKANSAS, INC., as a Borrower

By:
   -----------------------------------------------------------
Name:
     ---------------------------------------------------------
Title:
      --------------------------------------------------------



SHELBY MARINE CENTER, INC., as a Borrower

By:
   -----------------------------------------------------------
Name:
     ---------------------------------------------------------
Title:
      --------------------------------------------------------



SHELBY MARINE PICKWICK, LLC, as a Borrower

By:
   -----------------------------------------------------------
Name:
     ---------------------------------------------------------
Title:
      --------------------------------------------------------





DEUTSCHE FINANCIAL SERVICES CORPORATION, as Lender

By:
   -----------------------------------------------------------
Name:
     ---------------------------------------------------------
Title:
      --------------------------------------------------------




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